EX-32.1 4 exhibit321.htm EXHIBIT321

EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF

ARCO-IRIS GOLD CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Arco-Iris Gold Corporation for the quarter ended October 31, 2014, the undersigned, Stacey Aaron, President of Arco-Iris Gold Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 presents, in all material respects, the financial condition and results of operations of Arco-Iris Gold Corporation

ARCO-IRIS GOLD CORPORATION
(Name of Registrant)

Date: December 19, 2014	By:	/s/ Stacey Aaron
Name: Stacey Aaron
Title: President, Chief Executive Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer, and principal accounting officer)